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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                AUGUST 29, 2005
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    001-31810                22-3720962
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)


  55 MADISON AVENUE, SUITE 300, MORRISTOWN, NEW JERSEY           07960
        (Address of principal executive offices)              (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

          |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 29, 2005, Access Integrated Technologies, Inc., a Delaware corporation (the "Company"), entered into a letter agreement (the "Letter Agreement") with certain accredited investors (the "Investors") pursuant to which the Investors have agreed to convert all of the 7% Convertible Debentures due 2009 of the Company (the "Debentures"), and to exercise all of the warrants (the "Old Warrants"), previously purchased by them pursuant to a Securities Purchase Agreement, dated as of February 9, 2005, by and among the Company and the Investors (the "February Purchase Agreement"), which constitute all of the outstanding Debentures and Old Warrants. The Debentures, which have an aggregate principal amount of approximately $7.6 million, will be converted into an aggregate of 1,867,322 shares of the Company's Class A Common Stock, par value $.001 per share (the "Common Stock"), and the Old Warrants will be exercised for an aggregate of 560,196 shares of Common Stock. The Company will realize net proceeds of approximately $2.48 million as a result of the exercise of the Old Warrants. Pursuant to the Letter Agreement, the Company has agreed to issue to the Investors, upon such conversion and exercise of the Debentures and Old Warrants, an aggregate of 71,359 shares (the "Shares") of Common Stock and warrants (the "New Warrants") to purchase an aggregate of 760,196 shares of Common Stock (the "Warrant Shares"). The New Warrants will have an initial exercise price of $11.39 per share and will be exercisable immediately. The resale by the Investors of the issuable shares of Common Stock underlying the Debentures and the Old Warrants has been previously registered by the Company on its Registration Statement on Form S-3, Registration No. 333-123279, which was declared effective by the Securities and Exchange Commission ("SEC") on March 21, 2005.

     Pursuant to the terms of a Purchase Agreement, dated July 19, 2005, by and among the Company and the purchasers named therein (the "July Purchase Agreement"), the Company was contractually obligated not to issue any new securities until a Registration Statement, filed with the SEC in connection with the July Purchase Agreement on Form S-3, Registration No. 333-127673, was declared effective by the SEC. This Registration Statement was declared effective by the SEC on August 31, 2005. The Investors have agreed in the Letter Agreement that they will convert the Debentures and exercise the Old Warrants within three (3) business days of the effectiveness of this Registration Statement.

         Pursuant to American Stock Exchange ("AMEX") rules, in order for sufficient shares of Common Stock to be issued upon full conversion of the Debentures, the Company needs to seek listing of an aggregate of 14,008 additional shares of Common Stock after obtaining approval of its shareholders for such issuance. The Company expects to obtain such shareholder approval at its annual meeting of shareholders scheduled to be held on September 15, 2005 and to seek listing of such additional shares on the AMEX promptly thereafter. The Investors have acknowledged and agreed that in connection with the conversion of the Debentures, only shares of Common Stock already listed with the AMEX for issuance upon the conversion of the Debentures may be issued immediately upon conversion and that the 14,008 additional shares will not be issued until such shareholder approval is obtained and such listing is authorized by the AMEX.

         Pursuant to AMEX rules, the Company also needs to seek shareholder approval for the issuance of the Shares and the New Warrants and the listing of the Shares and the Warrant Shares on AMEX. The Investors have acknowledged and agreed that neither the Shares nor the New Warrants will be issued until such issuances have been approved by the Company's shareholders and the listing of the Shares and the Warrant Shares on AMEX has been authorized by the AMEX. The Company intends to obtain such shareholder approval by written consent as promptly as practicable in accordance with Delaware law and the SEC's Regulation 14C.

         Pursuant to the Letter Agreement, the Shares, the New Warrants and the Warrant Shares are being sold in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the
"Securities Act"), and Rule 506 promulgated thereunder. Each Investor has represented in the Letter Agreement that it is either an "accredited investor" as defined in Rule 506 or a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

         In connection with the Letter Agreement, the Company will enter into a registration rights agreement with Investors, pursuant to which the Company will agree to file a registration statement covering resales from time to time by the Investors of the Shares and the Warrant Shares.


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         The Company  intends to use the net  proceeds  from the exercise of the
Warrants for working capital and general corporate purposes.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

         The disclosure under Item 1.01 of this current report is also responsive to this Item 3.02 and is incorporated herein by reference.

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On August 31, 2005, the Company issued a press release announcing the execution of the Letter Agreement, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

             None.

         (b) PRO FORMA FINANCIAL INFORMATION.

             None.

         (c) EXHIBITS.

             99.1    Press Release of the Company, dated August 31, 2005



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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        ACCESS INTEGRATED TECHNOLOGIES, INC.


                                        By: /s/ Gary S. Loffredo
                                           ------------------------------------
                                        Name:  Gary S. Loffredo
                                        Title: Senior Vice President-Business
                                               Affairs, General Counsel and
                                               Secretary



                                        Dated as of August 31, 2005



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                                 EXHIBIT INDEX


            99.1 Press Release of the Company, dated August 31, 2005



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